Interest in Corporate Jet	9 Months Ended	12 Months Ended
	Mar. 31, 2012	Jun. 30, 2011
Notes to Financial Statements
Interest in Corporate Jet

The Company executed an agreement with NJI Sales, Inc. (“NetJets”) to bundle a 3.125% fractional share of a G-IV jet owned by Mr. Sillerman with a value of $336 with a new 6.25% fractional share of a G-IV jet which was purchased from NetJets by the Company.  The purchase price for the 6.25% interest was $1,175, payable $235 upon signing and the balance of $940 in debt with interest at 6% per annum, monthly payments of $9 and, a five-year balloon of $661.   Monthly management fees (aggregate for both shares) are approximately $26.  The Company’s Audit Committee approved entering into this related party transaction and on June 17, 2011, the independent members of the Company’s Board of Directors approved the transaction.   The Company accounted for the transaction by recording the interests as investment assets and the related debt amounts to Mr. Sillerman and NetJets.